SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                IIC Industries Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                IIC Industries Inc.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

     1)   Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              IIC INDUSTRIES INC.
                              420 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10170-0399

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                                OCTOBER 31, 1996

                           --------------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of IIC INDUSTRIES INC. (the "Company") will be held on Thursday, October 31, 1996 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, for the following purposes:

      Proposal(l) to elect six directors, to serve until the next Annual
                  Meeting and until their respective successors shall have been duly chosen and qualified;

      Proposal(2) to ratify the selection of Grant Thornton LLP as independent public accountants of the Company for the year ending December 31, 1996; and

      Proposal(3) to transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

      Only the holders of record of Common Stock of the Company at the close of business on September 16, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at such Annual Meeting, or any adjournment thereof.

      A copy of the Annual Report of the Company for the fiscal year ended December 31, 1995 is being mailed with the attached proxy statement.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.


                                          By Order of the Board of Directors

                                          Fortunee F. Cohen
                                          Secretary


New York, New York
September 27, 1996

                              IIC INDUSTRIES INC.
                              420 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10170-0399

                          ---------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 31, 1996

                          ---------------------------

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation by the Board of Directors of IIC INDUSTRIES INC. (the "Company") of proxies for use in voting at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 31, 1996 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, and at any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof. Unless instructions to the contrary are received, proxies will be voted in favor of the proposals referred to herein. A proxy executed in the form enclosed may be revoked by the person signing the same by giving written notice of the revocation to the Secretary of the Company at any time before the authority granted thereby is exercised.

    WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.


                                 VOTING RIGHTS

    All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on September 16, 1996 will be entitled to receive notice of and to vote at the meeting. Each holder of Common Stock as of September 16, 1996 is entitled to one vote for each share held. As of September 16, 1996, the Company had outstanding a total of 1,423,368 shares of such stock.

    The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast on the proposed election of directors, but will have the same legal effect as a vote against the ratification of the appointment of independent auditors. Broker non-votes are not counted as votes cast on any matter to which they relate.


                   STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

    The following table sets forth certain information, as of September 16, 1996, concerning the ownership of the Common Stock by (a) each of the Company's current directors and nominees, (b) all current directors, officers and significant employees of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

===============================================================================
                                                 Shares of
Name and Address of                             Common Stock        Percent
Beneficial Owner                             Beneficially Owned    of Class
-------------------------------------------------------------------------------
Bernard and Lilly Schreier                        997,240(1)         70.0%
Heriots
Stanmore Common
Middlesex HA7 3HG England
-------------------------------------------------------------------------------
Gideon Schreier                                   997,240(2)         70.0%
Kensworth House
The Lynch, Nr Kensworth
S Beds LU6 3QZ, England
-------------------------------------------------------------------------------
Michael M. Wreschner                              980,240(3)         68.9%
10 Raleigh Close
Hendon
London NW4 2TA England
-------------------------------------------------------------------------------
Leonard Goldfine                                      200                *
1424 Melrose Avenue
Melrose Park, PA 19027
-------------------------------------------------------------------------------
Wilfred Wyler                                         -0-               --
333 Central Park West
New York, New York  10025
-------------------------------------------------------------------------------
Alfred L. Simon                                       -0-                *
334 West 87th Street, #6A
New York, New York  10024
-------------------------------------------------------------------------------
Fortunee F. Cohen                                      24(4)             *
1967 East 1st Street
Brooklyn, New York  11223
-------------------------------------------------------------------------------
Kenyon Phillips Limited/                          980,240(5)         68.9%
CP Holdings Limited
CP House, Otterspool Way,
Watford By-Pass,
Watford WD2 8HG England
-------------------------------------------------------------------------------
Joszef Ferenc Polgar                                   19                *
1133 Budapest
Ipoly UTCA 5/F
Hungary
-------------------------------------------------------------------------------
Moshe Gershi                                          -0-               --
65 The Vale
London NW II
-------------------------------------------------------------------------------
Zvi Borowitsh                                         -0-               --
8 Hamanor Street
P.O.B. 214 Holon
58101 Israel
-------------------------------------------------------------------------------
All directors and officers as a  group            997,483            70.0%
(11 persons)

===============================================================================

---------------

(1) Includes 980,240 shares of Common Stock beneficially owned by Kenyon Phillips Ltd ("Kenyon") and 17,000 shares of Common Stock beneficially owned by Gideon Schreier.

(2) Includes 17,000 shares of Common Stock for his own account and 980,240 shares of Common Stock beneficially owned by Kenyon.

(3) Represents 980,240 shares of Common Stock beneficially owned by CP through its wholly owned subsidiary Kenyon. Mr. Wreschner is a director of CP.

(4) Represents 24 shares of Common Stock beneficially owned by Fortunee F. Cohen, as custodian for Joyce Cohen and Elliott Cohen, who each own 12 shares of Common Stock.

(5) Kenyon beneficially owns an aggregate of 980,240 shares of Common Stock of the Company, constituting 68.0% of the Company's outstanding voting securities. According to the Schedule 13D filed by Kenyon, it is owned and controlled by CP. The Company is also informed that 90% of CP's voting securities is owned, and CP is controlled, by Bernard and Lilly Schreier.

* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

    COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who own more than ten-percent of the Common Stock, to file initial statements of beneficial ownership (Form
3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

    To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, during 1995 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                           --------------------------

               PROPOSAL (1) -- NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors of the Company currently consists of six members. At the forthcoming Annual Meeting, six persons have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

    Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named below for the six directors to be elected by the stockholders at the Annual Meeting to serve until the next Annual Meeting and until their respective successors shall have been duly chosen and qualified. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election. The election of directors requires a plurality vote of those shares of Common Stock represented at the meeting. The nominees are:

  NAME OF NOMINEE,       PRINCIPAL OCCUPATION            DATE OF INITIAL
  AGE AND POSITION      FOR PREVIOUS FIVE YEARS     ELECTION AS DIRECTOR (AND
  HELD WITH COMPANY     -----------------------      APPOINTMENT AS OFFICER)
  -----------------                                  -----------------------

Bernard Schreier, 78    Chairman and Managing        August 6, 1989 as
  Director and          Director of CP Holdings      Director and
  Chairman of the       Limited group of companies.  Chairman of the
  Board and President                                Board and October
                                                     25, 1989 as
                                                     President

Gideon Schreier, 51     Executive Director of CP     October 25, 1989
  Director              Holdings Limited group of
                        companies.

Michael M.              Executive Director of CP     October 25, 1989
  Wreschner, 51         Holdings Limited group of
  Director              companies.

Leonard Goldfine, 79    Private Investor; Director,  October 6, 1976 as
  Director              Development Corporation for  a Director;
                        Israel (Underwriter for      December 8, 1982
                        State of Israel Bonds).      to August 1985 as
                                                     Vice President

Wilfred Wyler, 88       Senior Partner, Wilfred      December 8, 1982
  Director              Wyler and Co. (Certified
                        Public Accountants).

Alfred L. Simon, 56     Managing Associate of        September 14, 1990
  Director              American Capital Group
                        (since June 1988);
                        Registered Principal
                        of Havkit Corporation
                        (an NASD member firm)
                        (since 1993).


       Gideon Schreier is the son of Lilly and Bernard Schreier. There are no other family relationships among the directors and officers of the Company.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Company has no standing audit, nominating or compensation committee of the Board of Directors. During the year ended December 31, 1995, the Board of Directors held one meeting at which all of the directors were present.

                               EXECUTIVE OFFICERS

    The following table sets forth information, as of September 16, 1996, relating to each executive officer of the Company.

                                                            DATE OF
           NAME           AGE        POSITION            APPOINTMENT AS
           ----           ---        --------               OFFICER
                                                            -------

      Bernard Schreier    78     Chairman of the       August 6, 1989 as
                                 Board and President   Chairman of the Board,
                                                       October 25, 1989 as
                                                       President

      Fortunee F. Cohen   69     Secretary             October 25, 1989

    Ms. Cohen, prior to her appointment as Secretary of the Company in October of 1989, was the Director of Shareholder Relations of the Company.

    The terms of office of the executive officers extend until the Annual Meeting to be held on October 31, 1996 and until their successors have been duly chosen and qualified. It is expected that the Company's newly elected Board of Directors will reappoint the current officers to their current positions.

    The following officers of the Company's subsidiaries perform significant policy making functions for the Company:

                  NAME               AGE              POSITION
                  ----               ---              --------

          Jozsef Ference Polgar       53        Chief Executive Officer,
                                                Investor, RT.

          Zvi Borowitsh               58        Managing Director,
                                                Israel Tractors and Equipment
                                                Company Limited

          Moshe Gershi                44        General Manager,
                                                Balton C.P. Limited

    Jozsef Ferenc Polgar is the Chief Executive Officer of Investor, RT ("Investor") and the Chairman of the Boards of Investor's subsidiaries, Interag RT and Agrimpex RT. Prior to his positions with Investor and its subsidiaries, Mr. Polgar was the General Manager of trade development and finance at the Hungarian Ministry of Trade (1975-1988) and head of the business department of Prometheus Company (1970-1975).

    Zvi Borowitsh has been the Managing Director of Israel Tractors and Equipment Company Limited since July 1989. Mr. Borowitsh is also the Chairman of Israel Quarrying & Mining Associations and an Assistant Professor of Earthmoving Technology and Management at Haifa Technion.

    Moshe Gershi has been the General Manager of Balton C.P. Limited since April 1991. In his prior positions he served as General Manager (January 1991 to June 1991), Director of corporate finance (January 1989 to January 1991) and Treasurer (January 1987 to December 1988) of Koor Trade Ltd which, through its wholly-owned subsidiary Koor USA, Inc., was the principal shareholder (49.71%) of the Company's outstanding voting securities until July 25, 1989.

                             EXECUTIVE COMPENSATION

       Mr. Bernard Schreier received no compensation from the Company for serving as Chairman of the Board and President in 1995. No executive officer received compensation (including bonuses) in excess of $100,000 during 1995. Each director receives an annual fee of $10,000 plus $500 for attendance at each Board of Directors meeting. The total amount of annual fees paid to the directors as a group for 1995 (including reimbursed costs) was $70,700, all of which was applied to pay the premium for the directors and officers liability insurance maintained by the directors for 1995.

       In November 1989, the Company entered into an agreement with CP pursuant to which the Company reimburses CP the amount of $4,000 per month paid by CP to certain officers of the Company for time spent working for the Company.


                              CERTAIN TRANSACTIONS

       During 1995, the Company incurred expenses of $994,000, net of expense reimbursements, payable to CP in connection with certain management and related services provided by CP to the Company and its subsidiaries.

       In addition, during 1995, the Israel Tractor and Equipment Company Limited, an Israeli subsidiary of the Company, purchased machinery and equipment which, at the request of the supplier, was channeled through CP. For rendering of this service, CP received a fee of 2% of the purchases, or approximately $540,000. The fee was used to cover administration, financing, and dealings with the supplier.

       CP is the ultimate parent company of the Company. Bernard Schreier is the chairman of the board and, with his wife, is the controlling stockholder of CP. Bernard Schreier, Gideon Schreier, and Michael M. Wreschner serve as executive officers of CP.

                               PERFORMANCE GRAPH

       Set forth below is a line graph comparing the cumulative total stockholder return of the Company's Common Stock, based on the market price of Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the NASDAQ Market Index. Because of the unique situation of the Company in recent years, in that it was a closed-end investment company holding substantial amounts of cash equivalents pending approval of its application for deregistration from the Investment Company Act (which was approved in October 1992), as well as its current diverse business in foreign jurisdictions, the Company has been unable to identify a peer group consisting of companies in a similar line of business, and instead has provided a comparison with a "peer group" of companies with a similar market capitalization.

                               [GRAPHIC OMITTED]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET


------------------------------FISCAL YEAR ENDING-------------------------------
COMPANY                     1990     1991     1992     1993     1994     1995

ICC INDUSTRIES INC.         100     129.81   150.39   299.20   343.52   258.04
PEER GROUP                  100     100.72   127.62   145.83   130.61   120.42
BROAD MARKET                100     128.38   129.64   155.50   163.26   211.77


THE PEER GROUP CHOSEN WAS:
Customer Selected Stock List

THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX

THE PEER GROUP IS MADE UP OF THE FOLLOWING SECURITIES:

ALLIANCE GAMING CORP
AMERICAN PACIFIC CORP
BI INC
CHART HOUSE ENTERPRISES
EQUINOX SYSTEMS INC
FUNCO INC
HARRIS & HARRIS GROUP
HERITAGE BANCORP INC
HYDRON TECHNOLOGIES
ISTITUTO MAZIONALE DEL
JEFFERSON BANCORP INC LA
LASERMASTER TECHNOLOGIES
LASERSIGHT INC
MADDEN STEVENS LTD
MALAN REALTY INVESTORS
SCOPE INDUSTRIES


SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA 23293
         PHONE:  1-(800) 446-7922
         FAX     1-(804) 649-6097

                           -------------------------

         PROPOSAL (2) - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

       Grant Thornton LLP, certified public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 1995. Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of Grant Thornton LLP as independent public accountants to the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1996, to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. That firm has reported to the Company that it is independent within the meaning of the Exchange Act and Rule 2.01 of Regulation S-X, and that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years with the Company or any of its subsidiaries, in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The ratification requires a majority vote of those shares of Common Stock represented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

                           -------------------------

                          PROPOSAL (3) - OTHER MATTERS

       Management does not intend to present to the meeting any matters other than the matters referred to herein, and as of this date Management does not know of anything that will be presented by other parties. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                           1997 STOCKHOLDER PROPOSALS

       Proposals of security holders intended to be presented at the 1997 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than July 2, 1997. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 1997 Proxy Statement.

                            SOLICITATION OF PROXIES

       The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing. This Proxy Statement and the accompanying Proxy are first being sent to the Company's stockholders commencing on or about September 27, 1996.

                             ADDITIONAL INFORMATION

       Investors who wish to participate in the meeting may go to the New York offices of the Company at 420 Lexington Avenue, Suite 300, New York, N.Y., at which there will be an open telephone conference call during the Annual Meeting.

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1995, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON REQUEST BY WRITING TO THE SECRETARY OF THE COMPANY, IIC INDUSTRIES INC., 420 LEXINGTON AVENUE, SUITE 300; NEW YORK, NEW YORK 10170-0399.

                                                Fortunee F. Cohen
                                                Secretary

New York, New York
September 27, 1996

                              IIC INDUSTRIES INC.

             THIS PROXY IS SOLICITED FROM HOLDERS OF COMMON STOCK
                      ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of IIC INDUSTRIES INC. (the "Company") does hereby appoint BERNARD SCHREIER, MICHAEL WRESCHNER and GIDEON SCHREIER, and each of them, each with full power of substitution and revocation, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on October 31, 1996, and at any adjournment thereof, upon:

      1. ELECTION OF DIRECTORS:
         FOR ALL NOMINEES LISTED BELOW [ ] WITHHOLD AUTHORITY [ ] (except as marked to the contrary below) TO VOTE FOR NOMINEES LISTED BELOW

         Bernard Schreier, Gideon Schreier, Michael M. Wreschner, Leonard Goldfine, Wilfred Wyler and Alfred L. Simon.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE).
-------------------------------------------------------------------------------

      2. RATIFY THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC
         ACCOUNTANTS:
                               FOR [ ]   AGAINST  [ ]    ABSTAIN [ ]

      3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                               FOR [ ]   AGAINST  [ ]    ABSTAIN [ ]

       THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED HEREIN AND FOR PROPOSAL 2.

                         (PLEASE SIGN ON REVERSE SIDE)
                                                                         (Over)

       The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.

                                    DATED:                              , 1996

                                    -------------------------------------------
                                    SIGNATURE


                                    -------------------------------------------
                                    SIGNATURE

                                    (Please sign exactly as your name appears above. If stock is owned in joint names, each joint owner must sign. If signing as executor, administrator, trustee, attorney or guardian, or as an officer of a corporation or general partner of a partnership, please also give your full title.)

                                    PLEASE   SIGN  AND   RETURN   THIS   PROXY
                                    PROMPTLY  IN  THE  ENCLOSED  ENVELOPE.  NO
                                    POSTAGE  IS  NECESSARY  IF  MAILED  IN THE
                                    UNITED STATES.